--------------------------------------------------------------------------------
                                                                      CLOSED END
--------------------------------------------------------------------------------

Alliance World Dollar
Government Fund

                               [GRAPHIC OMITTED]

Annual Report
October 31, 2000

                                            Alliance Capital[LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 22, 2000

Dear Shareholder:

This report provides you with the performance, investment strategy and outlook of Alliance World Dollar Government Fund (the "Fund") for the annual reporting period ended October 31, 2000.

Investment Objective and Policies

Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income by investors exclusively in fixed income securities denominated in U.S. dollars.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (the JPM EMBI +), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance
World Dollar
Government
Fund                                                            4.96%     27.46%
--------------------------------------------------------------------------------
J.P. Morgan
Emerging
Markets
Bond Index
Plus                                                            5.30%     20.49%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

      Additional investment results appear on pages 4 - 6.

Over the six-month period ended October 31, 2000, the Fund underperformed the benchmark, but it outperformed by a larger margin over the 12-month period. During the six-month period, our security selection cost us relative performance versus the benchmark. In particular, our Turkish and Brazilian holdings dampened performance in relation to the benchmark. Though Brazilian debt in general performed well during the period, the longer maturity Brazilian debt that we held underperformed as compared to the shorter maturity Brazilian debt. Over the 12-month period, our emerging market exposure and security selection enhanced performance. In addition, performance was also enhanced by the reduction of the Fund's U.S. Treasury strips holdings.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Market Overview

After a strong first half of the year, the global economy lost some momentum during the third quarter. Past interest-rate increases, stable-to-lower stock prices, and higher oil prices generally dampened global growth. Monetary policy makers retained their tightening bias, but appeared to be nearing the end of their tightening cycle.

During the six-month period under review, emerging market debt posted a return of 5.3% as measured by the JPM EMBI+, as global economic growth remained strong. Most individual country returns were positive during the period with Ecuador posting the largest gain, 42%, as a result of successful debt restructuring. Other individual countries that outperformed include Russia 13%, Venezuela 12%, Mexico 8% and Brazil 6%. Peru -9% and the Philippines -7% posted the worst performance on the back of growing political and economic uncertainties. All numbers reflect the performance of country components within the JPM EMBI+.

Within the Latin American region, Venezuelan debt was boosted by rising oil prices. (Venezuela is very dependent on oil exports). Mexican debt performance was boosted by strong economic performance, a credit rating upgrade to investment-grade quality, and a peaceful election. Brazilian debt performed well as the Brazilian government exceeded its International Monetary Fund (IMF) fiscal target by posting a fiscal surplus for the first five months of the year. Also, the Central Bank of Brazil has taken an aggressive stand on cutting interest rates, a key element in assuring that recent improvements in the fiscal balance are maintained.

In Eastern Europe, Russian debt performed well as the economy strengthened on the back of higher oil prices, aggressive economic reforms and the successful completion of its debt exchange at the end of August.

Investment Strategy

Over the past six-month period, we maintained our overweighted position in Russia due to the successful completion of its debt exchange and the prospect for effective political leadership from President Vladimir Putin. We increased our positions in Mexico as the country's credit quality continued to improve and its economy benefited from strong U.S. economic growth. Significant progress on fiscal reforms, along with a healthy economic recovery in Brazil, led us to increase our position in Brazilian government bonds. We reduced our position in Argentina and trimmed our exposure in the Philippines in light of disappointments surrounding their fiscal deficits.

Outlook

Globally, economic growth is moderating and inflation remains low. In the U.S., with economic growth moderating, the chance of an interest rate cut in the first half of 2001 is increasing. Despite the inevitable variation across countries, we believe that most emerging-market governments remain committed to necessary economic and financial reforms. In Brazil, we believe that economic growth will improve and inflation will remain muted. In Mexico, recently-released, third quarter data


--------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]     John D. Carifa

[PHOTO OMITTED]     Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, oversees fixed-income investment at Alliance and manages assets in both domestic and international markets. Mr. Lyski has over 26 years of investment experience.

confirmed positive economic fundamentals. Public finances are in great shape, third quarter economic growth moderated from 7% plus to 7% and inflation is declining slowly. We believe that Russia remains committed to structural reforms. Going forward, we believe emerging market debt will continue to produce attractive returns, albeit with considerable volatility over the medium-term.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/92* TO 10/31/00

  [The following was represented by a mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

Alliance World Dollar Government Fund (NAV):    $29,434

Benchmarks**:                                   $28,472

** This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund at net asset value (NAV) (from 11/30/92 to 10/31/00) as compared to the performance of appropriate benchmarks. For the period 11/30/92 through 10/31/94, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index. From 10/31/94 through 10/31/00, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index Plus. (The inception date for the J.P. Morgan Emerging Markets Bond Index Plus is 12/31/93. Therefore, it is used as the benchmark for the time period beginning 10/31/94.) The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

      The J.P. Morgan Emerging Markets Bond Index and the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) are composed of dollar-denominated restructured sovereign bonds; a large percentage of the indices are made up of Brady bonds.

      When comparing Alliance World Dollar Government Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

*     Closest month-end after Fund's inception date of 11/2/92.


--------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

                 Alliance World Dollar Government Fund (NAV)--
                           Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                    Alliance World Dollar
                    Government Fund (NAV)          Benchmarks**
--------------------------------------------------------------------------------
      10/31/93*             72.53%                    38.66%
      10/31/94             -27.29%                    -9.41%
      10/31/95              21.92%                     7.47%
      10/31/96              44.57%                    44.50%
      10/31/97              14.24%                    10.82%
      10/31/98             -18.32%                   -10.10%
      10/31/99              13.30%                    19.98%
      10/31/00              27.46%                    20.49%

** Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. For the period 10/31/92 through 10/31/94 the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index. From 10/31/94 through 10/31/00 the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index Plus. (The inception date for the J.P. Morgan Emerging Markets Bond Index Plus is 12/31/93. Therefore, it is used as the benchmark for the time period beginning 10/31/94.)

      The J.P. Morgan Emerging Markets Bond Index Plus is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not in dicative of any specific investment, including Alliance World Dollar Government Fund.

*     From inception (11/2/92 for Fund and 10/31/92 for Index).


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATE
11/2/92

PORTFOLIO STATISTICS
Net Assets ($mil): $89,620

SECURITY TYPE                             [PIE CHART OMITTED]
    75.25% Sovereign
    14.88% Brady Bonds
     3.63% Loan Participation
     6.24% Time Deposit

HOLDINGS BY ISSUER COUNTRY                [PIE CHART OMITTED]
    18.54% Russia
    18.04% Mexico
    16.98% Brazil
     6.24% United States
     4.59% Qatar
     4.47% Argentina
     4.36% Venezuela
     4.00% Philippines
     3.41% Ecuador
     3.20% Korea
     3.08% Colombia
     3.01% Bulgaria
     2.18% Morocco
     1.92% Panama
     1.83% Turkey
     1.46% Peru
     1.45% Algeria
     1.24% Trinidad & Tobago

All data as of October 31, 2000. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2000

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS - 85.5%

Sovereign Debt Securities - 68.6%
Argentina - 2.4%
Republic of Argentina
   11.75%, 4/07/09..........................      $2,450     $   2,143,750
                                                             -------------
Brazil - 13.0%
Republic of Brazil
   Global Bonds
   9.375%, 4/07/08..........................       7,000         6,125,000
   11.00%, 8/17/40..........................       5,700         4,332,000
   12.75%, 1/15/20..........................       1,250         1,156,250
                                                             -------------
                                                                11,613,250
                                                             -------------
Colombia - 2.8%
Republic of Colombia
   8.375%, 2/15/27..........................       2,000         1,235,000
   9.75%, 4/23/09...........................       1,600         1,283,600
                                                             -------------
                                                                 2,518,600
                                                             -------------
Ecuador - 3.1%
Republic of Ecuador
   4.00%, 8/15/30(a)(b).....................       6,500         2,453,750
   12.00%, 11/15/12(a)......................         500           338,150
                                                             -------------
                                                                 2,791,900
                                                             -------------
Korea - 2.9%
Republic of Korea
   8.875%, 4/15/08..........................       2,500         2,612,500
                                                             -------------
Mexico - 13.4%
United Mexican States
   10.375%, 2/17/09.........................       5,850         6,186,375
   11.375%, 9/15/16.........................       5,150         5,832,375
                                                             -------------
                                                                12,018,750
                                                             -------------
Panama - 1.8%
Republic of Panama
   10.75%, 5/15/20..........................       1,600         1,572,000
                                                             -------------
Philippines - 3.6%
Republic of Philippines
   9.875%, 1/15/19..........................         800           592,000
   10.625%, 3/16/25.........................       3,500         2,668,750
                                                             -------------
                                                                 3,260,750
                                                             -------------


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Qatar -4.2%
State of Qatar
   9.75%, 6/15/30(a)........................     $ 1,900     $   1,828,750
   9.75%, 6/15/30...........................       2,000         1,925,000
                                                             -------------
                                                                 3,753,750
                                                             -------------
Russia - 16.9%
Russian Federation
   2.50%, 3/31/30(a)(b).....................      25,150         9,478,532
   12.75%, 6/24/28(a).......................       4,800         3,984,000
Russian Ministry of Finance
   3.00%, 5/14/03...........................       2,950         1,685,335
                                                             -------------
                                                                15,147,867
                                                             -------------
Trinidad & Tobago - 1.1%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(a)........................       1,000         1,015,000
                                                             -------------

Turkey - 1.7%
Republic of Turkey
   11.75%, 6/15/10..........................         500           485,625
   12.375%, 6/15/09.........................       1,000         1,007,500
                                                             -------------
                                                                 1,493,125
                                                             -------------
Venezuela - 1.7%
Republic of Venezuela
   9.25%, 9/15/27...........................       2,350         1,551,000
                                                             -------------
Total Sovereign Debt Securities
   (cost $59,971,816).......................                    61,492,242
                                                             -------------
Collateralized Brady Bonds(c) - 11.4%
Argentina - 1.7%
Republic of Argentina
   Series L-GL FRN
   7.875%, 3/31/23..........................       2,000         1,510,000
                                                             -------------
Brazil - 1.7%
Republic of Brazil FRN
   7.625%, 4/15/24..........................       2,000         1,527,600
                                                             -------------
Bulgaria - 2.7%
Republic of Bulgaria FRN
   Discount Bonds
   7.75%, 7/28/24...........................       3,300         2,458,500
                                                             -------------


--------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Mexico - 3.0%
United Mexican States
   Series W-A
   6.25%, 12/31/19(d).......................      $2,100     $   1,845,480
   Series W-B
   6.25%, 12/31/19(d).......................       1,000           878,800
                                                             -------------
                                                                 2,724,280
                                                             -------------
Venezuela - 2.3%
Republic of Venezuela
   Discount Bonds
   Series W-A FRN
   7.563%, 3/31/20(e).......................       1,500         1,207,500
   Series W-B FRN
   7.875%, 3/31/20(e).......................       1,000           805,000
                                                             -------------
                                                                 2,012,500
                                                             -------------
Total Collateralized Brady Bonds
   (cost $10,008,603).......................                    10,232,880
                                                             -------------

Non-Collateralized Brady Bonds - 2.2%
Brazil - 0.8%
Republic of Brazil DCB FRN
   Series L Bearer Bond
   7.688%, 4/15/12..........................       1,000           735,000
                                                             -------------
Peru - 1.4%
Republic of Peru PDI
   4.50%, 3/07/17(b)........................       2,000         1,195,000
                                                             -------------
Total Non-Collateralized Brady Bonds
   (cost $1,988,499)........................                     1,930,000
                                                             -------------
Loan Participation - 3.3%
Algeria - 1.3%
Republic of Algeria FRN
   7.688%, 3/04/10..........................       1,500         1,185,000
                                                             -------------
Morocco - 2.0%
Kingdom of Morocco
   Loan Participation FRN
   Series A
   7.75%, 1/01/09...........................       2,048         1,781,429
                                                             -------------
Total Loan Participation
   (cost $2,422,852)........................                     2,966,429
                                                             -------------
Total Sovereign Debt Obligations
   (cost $74,391,770).......................                    76,621,551
                                                             -------------


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

TIME DEPOSIT - 5.7%
Bank of New York
   5.75%, 11/01/00
   (cost $5,100,000)........................      $5,100     $   5,100,000
                                                             -------------
Total Investments - 91.2%
   (cost $79,491,770).......................                    81,721,551
Other assets less liabilities - 8.8%........                     7,898,468
                                                             -------------

Net Assets - 100%...........................                 $  89,620,019
                                                             =============

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to $19,098,182 representing 21.3% of net assets.
(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2000.
(c) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
(d)   Security trades with value recovery rights expiring June 30, 2003.
(e)   Security trades with oil warrants expiring April 15, 2020.
      Glossary of Terms:
      DCB - Debt Conversion Bond.
      FRN - Floating Rate Note.
      PDI - Past Due Interest.

      See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

Assets
Investments in securities, at value (cost $79,491,770) ......     $  81,721,551
Cash ........................................................            76,867
Receivable for investment securities sold ...................        14,283,661
Interest receivable .........................................         1,461,204
                                                                  -------------
Total assets ................................................        97,543,283
                                                                  -------------
Liabilities
Payable for investment securities purchased .................         7,068,561
Unrealized depreciation on interest rate swap contract ......           492,788
Advisory fee payable ........................................            79,149
Administrative fee payable ..................................            11,716
Accrued expenses ............................................           271,050
                                                                  -------------
Total liabilities ...........................................         7,923,264
                                                                  -------------
Net Assets ..................................................     $  89,620,019
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $      85,722
Additional paid-in capital ..................................       114,256,405
Accumulated net realized loss on investment
   transactions .............................................       (26,459,101)
Net unrealized appreciation on investments and
   other assets .............................................         1,736,993
                                                                  -------------
                                                                  $  89,620,019
                                                                  =============
Net Asset Value Per Share
   (based on 8,572,161 shares outstanding) ..................     $       10.45
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2000

Investment Income
Interest .....................................                       $11,687,175
Expenses
Advisory fee .................................      $   894,270
Administrative fee ...........................          134,141
Custodian ....................................          125,504
Audit and legal ..............................           70,253
Transfer agency ..............................           54,577
Printing .....................................           47,659
Directors' fees ..............................           35,291
Miscellaneous ................................           28,560
                                                    -----------
Total expenses ...............................                         1,390,255
                                                                     -----------
Net investment income ........................                        10,296,920
                                                                     -----------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions ..............................                         8,870,877
Net change in unrealized
   appreciation/depreciation of
   investments and other assets ..............                         1,429,555
                                                                     -----------
Net gain on investment transactions ..........                        10,300,432
                                                                     -----------
Net Increase In Net Assets From
   Operations ................................                       $20,597,352
                                                                     ===========

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                    Year Ended       Year Ended
                                                    October 31,      October 31,
                                                       2000             1999
                                                   ============    ============

Increase (Decrease) in Net Assets
from Operations
Net investment income ..........................   $ 10,296,920    $ 10,511,700
Net realized gain (loss) on investment
   transactions ................................      8,870,877     (32,050,605)
Net change in unrealized
   appreciation/depreciation of
   investments and other assets ................      1,429,555      32,409,186
                                                   ------------    ------------
Net increase in net assets from operations .....     20,597,352      10,870,281
Dividends and Distributions to
Shareholders from:
Net investment income ..........................    (10,392,591)    (10,511,700)
Distributions in excess of net investment
   income ......................................       (867,721)     (1,326,448)
Tax return of capital ..........................             -0-       (353,706)
Distributions in excess of net realized gains
   on investments ..............................             -0-     (6,004,088)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of Common Stock ....................        539,434       4,119,075
                                                   ------------    ------------
Total increase (decrease) ......................      9,876,474      (3,206,586)
Net Assets
Beginning of period ............................     79,743,545      82,950,131
                                                   ------------    ------------
End of period ..................................   $ 89,620,019    $ 79,743,545
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accor-


--------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

dance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences primarily due to tax reclassification of distributions, resulted in a net increase in accumulated net realized loss on investments, a decrease to accumulated distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") an advisory fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administration Agreement, the Fund pays Alliance a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. Alliance provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2000, the Fund reimbursed AFS $1,725, relating to shareholder servicing costs.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $130,965,717 and $142,174,505, respectively, for the year ended October 31, 2000. There were purchases of $352,101,071 and sales of $377,103,034 of U.S. government obligations for the year ended October 31, 2000.

At October 31, 2000, the cost of investments for federal income tax purposes was $79,849,905. Accordingly, gross unrealized appreciation of investments was $3,881,736 and gross unrealized depreciation of investments was $2,010,090 resulting in net unrealized appreciation of $1,871,646 (excluding swap contract).

At October 31, 2000, the Fund had a capital loss carryforward of $26,100,966 which expires in the year 2007.

During the year ended October 31, 2000, the Fund utilized capital loss carryforward for U.S. federal income tax purposes of $5,235,155.

1. Interest Rate Swap Agreement

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on certain underlying floating rate debt instruments and for invest-


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

At October 31, 2000, the Fund had an outstanding interest rate swap contract with the following terms:

                                                  Rate Type
                                             ====================
                                                         Payments
                                             Payments    received
     Swap            Notional   Termination   made by     by the     Unrealized
 Counterparty         Amount       Date      the Fund      Fund     Depreciation
==============       ========   ===========  ========    ========   ============

Morgan Guaranty   US$ 9,503,564   1/01/09      LIBOR+     6.8526%     $492,788

+     LIBOR (London Interbank Offered Rate).

NOTE D

Capital Stock

There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 8,572,161 shares outstanding at October 31, 2000, Alliance owned 7,200 shares. During the year ended October 31, 2000, 49,581 shares were issued in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 1999, the Fund issued 406,076 shares in connection with the dividend reinvestment plan.

NOTE E

Concentration of Risk

Investing in securities of foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government.


--------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                   Year Ended October 31,
                              --------------------------------------------------------------
                                 2000          1999          1998           1997        1996
                              --------------------------------------------------------------
Net asset value,
  beginning of period .....   $  9.36       $ 10.22       $ 16.03       $  15.50    $  11.88
                              --------------------------------------------------------------
Income From Investment
  Operations
Net investment income .....      1.21(a)       1.26(a)       1.47(a)        1.61        1.46
Net realized and unrealized
  gain (loss) on investment
  transactions ............      1.20           .08         (3.57)           .50        3.50
                              --------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..............      2.41          1.34         (2.10)          2.11        4.96
                              --------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .......     (1.21)        (1.26)        (1.65)         (1.58)      (1.34)
Distributions in excess of
  net investment income ...      (.11)         (.16)           -0-            -0-         -0-
Tax return of capital .....        -0-         (.04)           -0-            -0-         -0-
Distributions from net
  realized gains ..........        -0-           -0-        (2.06)            -0-         -0-
Distributions in excess of
  net realized gains on
  investments .............        -0-         (.74)           -0-            -0-         -0-
                              --------------------------------------------------------------
Total dividends and
  distributions ...........     (1.32)        (2.20)        (3.71)         (1.58)      (1.34)
                              --------------------------------------------------------------
Net asset value,
  end of period ...........   $ 10.45       $  9.36       $ 10.22       $  16.03    $  15.50
                              ==============================================================
Market value,
  end of period ...........   $10.375       $ 9.625       $12.625       $ 15.875    $ 13.625
                              ==============================================================
Total Return
Total investment return
  based on:(b)
  Market value ............     22.99%        (5.64)%        1.91%         28.74%      28.49%
  Net asset value .........     27.46%        13.30%       (18.32)%        14.24%      44.57%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) .........   $89,620       $79,744       $82,950       $138,709    $134,140
Ratio of expenses to
  average net assets ......      1.56%         1.76%         1.52%          1.43%       1.70%
Ratio of net investment
  income to average
  net assets ..............     13.07%        13.46%        10.54%          9.50%      10.84%
Portfolio turnover rate ...       458%          435%          264%           281%        352%

See footnote summary on page 18.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period less than one year is not annualized.


--------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Alliance World Dollar Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


            /s/ Ernst & Young LLP

New York, New York
December 12, 2000


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 19

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION (unaudited)

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. First Data Investor Services Group, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions,


--------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at First Data Investor Services Group, Inc. P.O. Box 1376, Boston, Massachusetts 02104.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) except as described below, no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

At the March 1998, Annual meeting of shareholders, the shareholders approved a change in the Fund's fundamental investment policies. As revised, the Fund, under normal circumstances must invest at least 75% of its total assets in a combination of sovereign debt obligations (not solely collateralized Brady Bonds) and zero coupon obligations.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 21

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Brady bonds

U.S. dollar-denominated bonds that are issued by emerging market countries, particularly markets in Latin America, and collateralized by U.S. Treasury zero-coupon bonds.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

current yield

The ratio of interest to the current market price of the bond, expressed as a percentage.

fixed-income security

A bond.

fixed rate

The interest rate does not change during the entire term of the loan.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

long term debt

Loans and obligations with a maturity greater than one year.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 23

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

First Data Investor Services
  Group, Inc.
(formerly The Shareholder Services
  Group, Inc.)
53 State Street
Boston, MA 02109

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 25

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group at (800) 331-1710.


--------------------------------------------------------------------------------
26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

NOTES


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 27

NOTES


--------------------------------------------------------------------------------
28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

Alliance World Dollar Government Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, AllianceCapital Management L.P.

WDGAR1000